UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2021

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Invacare Corporation (the “Company”) announced today that it received a warning letter from the Food and Drug Administration (“FDA”) related to the inspectional observations in a Form FDA-483 that had been issued by the FDA in June 2021 following an inspection of the Company’s Elyria, Ohio facilities. The warning letter relates to the Company’s procedures involving complaint handling, corrective and preventive action (CAPA) and medical device reporting (MDR) associated with oxygen concentrators. The Company also received a similar FDA letter covering a subset of the same observations associated with the products covered by the Company’s consent decree with the FDA. The Company intends to timely respond to the FDA letters and work to adequately address the FDA’s concerns. There has been no impact on the Company’s ability to produce and market its products as a result of these letters.

“Invacare wants to assure our customers that we stand behind the quality and efficacy of our products. The FDA letters do not state that our products have quality issues. We take these matters seriously and will continue our substantial efforts to improve the robustness of our processes and procedures. We intend to address all of the FDA’s concerns in a timely manner,” said Matt Monaghan, chairman, president and chief executive officer.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements”. All statements, other than statements of historical facts, included in this Current Report on Form 8-K may be deemed forward-looking statements. The Company uses the words “anticipate(s),” “believe(s),” “estimate(s),” “expect(s),” “intend(s),” “may,” “plan(s),” “project(s),” “will,” “would” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements relating to the FDA letters include, but are not limited to: whether the Company will timely and adequately address the FDA’s concerns and whether the matters referenced in the letters will materially adversely affect the Company’s ability to produce and market its products. Specific risks and uncertainties that could cause actual results to differ materially from those expressed in the Company’s forward-looking statements include: the results of regulatory claims, proceedings, or investigations such as the matters referenced in the FDA letters, are difficult to predict; and unfavorable resolutions or outcomes of those matters or other FDA enforcement could materially and adversely affect the Company's business, financial condition, and results of operations. Other risks include those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by, and as otherwise described in, the Company’s subsequent reports filed with the SEC. These risks and uncertainties may cause the Company’s actual future actions or results to differ materially from those expressed in the forward-looking statements. Forward-looking statements speak only as to the date on which they are made, and, except as may be required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: December 1, 2021	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel
and Chief Administrative Officer

Exhibit Index

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).